UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________________

FORM 8-K

____________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 6, 2025

____________________________

Spirit Aviation Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	333-276992	33-3711797
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1731 Radiant Drive
Dania Beach, Florida 33004

(Address of principal executive offices, including zip code)

(954) 447-7920

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities	registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Chief Executive Officer Transition

On April 6, 2025, Edward M. Christie, III, President, Chief Executive Officer and director of Spirit Aviation Holdings, Inc. (the “Company”), stepped down from his role with the Company and the Board of Directors (the “Board”).  The Board has established an Office of the President who will be assigned Mr. Christie’s executive responsibilities while the Company conducts a search for a permanent Chief Executive Officer.  The Office of the President consists of the following three senior company executives: (i) John Bendoraitis, Executive Vice President and Chief Operating Officer; (ii) Fred Cromer, Executive Vice President and Chief Financial Officer and (iii) Thomas C. Canfield, Senior Vice President, General Counsel and Secretary.

In connection with Mr. Christie’s stepping down, Mr. Christie and the Company entered into a Separation and Release Agreement (the “Christie Separation Agreement”), pursuant to which Mr. Christie will receive severance payments and benefits in accordance with the existing terms of the Spirit Airlines, LLC (f/k/a Spirit Airlines, Inc.) (“Spirit”) 2017 Executive Severance Plan and Mr. Christie’s existing employment agreement with Spirit, in each case the terms of which have been previously disclosed by Spirit. Such payments are in consideration for, and contingent upon, among other things, Mr. Christie’s agreement to a standard release of claims and continued compliance with applicable restrictive covenants.

The foregoing is a summary description of certain terms of the Christie Separation Agreement and, by its nature, is incomplete.  It is qualified in its entirety by the full text of the Christie Separation Agreement, a copy of which will be filed with the Company’s Quarterly Report on Form 10-Q for the quarter ending June 30, 2025.

John Bendoraitis, 61, has served as our Executive Vice President and Chief Operating Officer since December 2017.  From October 2013 to December 2017, he served as our Senior Vice President and Chief Operating Officer.  Prior to joining the Company, Mr. Bendoraitis served as Chief Operating Officer of Frontier Airlines from March 2012 to October 2013.  Previously, from 2008 to 2012, he served as President of Comair Airlines.  From 2006 to 2008, he served as President of Compass Airlines, where he was responsible for the certification and launch of the airline.  Mr. Bendoraitis began his aviation career in 1984 at Northwest Airlines, where over a 22-year span he worked his way up from aircraft technician to vice president of base maintenance operations.

Fred Cromer, 61, has served as our Executive Vice President and Chief Financial Officer since July 2024.  Mr. Cromer has held various executive and corporate finance positions throughout his three decades of experience in the aviation industry.  Prior to the Company, he served as Chief Executive Officer at Xwing, a developer of advanced autonomy systems for aviation and defense, from July 2023 to July 2024, and was Xwing’s Chief Financial Officer from October 2021 to September 2023.  Before Xwing, Mr. Cromer served as President of Bombardier Commercial Aircraft from 2015 to 2020, President of International Lease Finance Corporation from 2008 to 2015 and Vice President and Chief Financial Officer of ExpressJet Airlines from 1998 to 2008.  He holds a bachelor’s degree in economics from the University of Michigan and an MBA in Finance from DePaul University.

Thomas C. Canfield, 69, has served as our Senior Vice President, General Counsel and Secretary since October 2007.  From September 2006 to October 2007, Mr. Canfield served as General Counsel & Secretary of Point Blank Solutions, Inc., a manufacturer of antiballistic body armor.  Prior to Point Blank, from 2004 to 2007, he served as CEO and Plan Administrator of AT&T Latin America Corp., a public company formerly known as FirstCom Corporation, which developed high-speed fiber networks in 17 Latin American cities.  Mr. Canfield also served as General Counsel & Secretary at AT&T Latin America Corp from 1999 to 2004.  Previously, Mr. Canfield was Counsel in the New York office of Debevoise & Plimpton LLP.  Mr. Canfield serves on the board and on the audit and nominating and corporate governance committees of Iridium Communications Inc., a satellite communications company.

There are no arrangements or understandings between Messrs. Bendoraitis, Cromer or Canfield and any other person pursuant to which they were appointed.  Messrs. Bendoraitis, Cromer or Canfield have no family relationships with any director or other executive officer of the Company, or any person nominated or chosen by the Company to become a director or executive officer, and there are no transactions in which Messrs. Bendoraitis, Cromer or Canfield have an interest requiring disclosure under Item 404(a) of Regulation S-K.

Chief Commercial Officer Transition

On April 7, 2025, Matthew H. Klein, Executive Vice President and Chief Commercial Officer of the Company, stepped down from his role with the Company.  Rana Ghosh, the Company’s Senior Vice President and Chief Transformation Officer, will serve as Chief Commercial Officer, effective as of April 7, 2025.

In connection with Mr. Klein’s stepping down, Mr. Klein will be entitled to receive severance payments and benefits in accordance with the existing terms of the Spirit 2017 Executive Severance Plan, the terms of which have been previously disclosed by Spirit.  Such payments are in consideration for, and contingent upon, among other things, Mr. Klein’s execution and non-revocation of a separation and release agreement and continued compliance with applicable restrictive covenants.

Item 7.01    Regulation FD Disclosure.

On April 7, 2025, the Company issued a press release announcing Mr. Christie’s stepping down from his role with the Company and the Board of Directors, the establishment of the Office of the President, Mr. Klein stepping down from his role with the Company and Mr. Ghosh’s appointment as Chief Commercial Officer.  A copy of such press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.  The information in Item 7.01 of this Current Report on Form 8-K is furnished and shall not be treated as filed for purposes of the Securities Exchange Act of 1934, as amended.

Item 9.01	Financial Statements and Exhibits

(d)  Exhibits.

Exhibit Number	Description
99.1	Press Release dated April 7, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 7, 2025

SPIRIT AVIATION HOLDINGS, INC.

By:	/s/ Thomas Canfield
	Name:	Thomas Canfield
	Title:	Senior Vice President and General Counsel